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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  July 25, 2001
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ALTEON INC.
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(Exact Name of Registrant as Specified in Charter)


Delaware                             1-16043                   13-3304550
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(State or Other Juris-             (Commission              (I.R.S. Employer
diction of Incorporation)          File Number)            Identification No.)


170 Williams Drive, Ramsey, New Jersey                      07446
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (201) 934-5000
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          (Former Name or Former Address, If Changed Since Last Report)
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Item 5. Other Events

                  On July 25, 2001, Alteon Inc. ("Alteon") entered into an underwriting agreement to sell 300,000 shares of its common stock to U.S. Bancorp Piper Jaffray. This sale is in addition to the sale of common stock pursuant to the underwriting agreement dated July 24, 2001 between Alteon and U.S. Bancorp Piper Jaffray. This sale is made under Alteon's shelf registration statement (Registration No. 333-56512) relating to the possible sale from time to time of Alteon's common stock.

                  On July 25, 2001, Alteon issued the press release which is attached as Exhibit 99 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits


1        Underwriting Agreement dated July 25, 2001 between Alteon Inc. and U.S.
         Bancorp Piper Jaffray

99       Press Release dated July 25, 2001

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Alteon Inc.



                                       By:  /s/ Kenneth I. Moch
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                                          Kenneth I. Moch
                                          President and Chief Executive Officer


Dated:  July 25, 2001